UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Semi-Annual Report

June 30, 2006

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Pinnacle Value Fund Semi Annual Report **June 30, 2006**

Dear Fellow Shareholders,

Domestic equity markets both large and small continued to move ahead in the first half of 2006. However, the difference between quarters one and two was remarkable. In the first quarter, stocks soared as most investors adopted a "goldilocks" posture towards the economy- one not too hot or too cold which might bring an end to the Fed's two year campaign of raising interest rates. Then, in early May the Fed Chairman and various Fed officials made some hawkish comments about the outlook for rates which promptly sent equity markets down worldwide before they finally stabilized at quarter's end.

Even with the decline, valuations remain robust in our opinion with the S&P 500 trading at 18 times earnings, 3.3 times book and yielding 1.7%. The major indices are still ahead for the year and fear, doubt and uncertainty are largely absent. Emerging market and high yield credit spreads relative to treasuries remain low indicating an appetite for risk. Whether this continues in the face of recalcitrant energy prices, weakening housing and percolating inflation remains to be seen. The pickings remain slim but our enthusiasm continues unabated. Rest assured we are ready for any opportunities that unfold.

While it 's very challenging to make money in today's stock market, our year to date results were acceptable on both an absolute and relative basis:

Total Return	YTD 2006	2005	2004	2003*
Pinnacle Value Fund	7.6%	8.5%	19.6%	13.7%
Russell 2000**	8.2	4.6	18.3	47.5
S&P 500**	2.7%	4.9%	10.9%	28.7%

*Fund inception April 1, 2003.
** Includes dividend reinvestment. Returns do not reflect taxes on Fund distributions or redemptions of shares held in taxable accounts.

We ended June 50% invested and averaged about 45% invested for the six months. We are hitting on 4 cylinders instead of the preferred 8. It is our hope to be hitting on all 8 (be fully invested) at some point in the future but not at the risk of permanent impairment to our capital. Cash is now earning 5.2% with minimal risk. Our benchmark, the Russell 2000 was quite volatile during the period. By early May it was up roughly 14% which promptly evaporated in the following month as investors reacted to the Fed's comments. Both the Russell and the S&P rebounded in late June ending in the black. This volatility is indicative of the tremendous amout of money being managed in hair trigger fashion where sentiment can shift between bullishness and bearishness in minutes.

June 30 Fund net assets were $21,000,000 up from $12,000,000 a year ago. We now own 49 positions across a variety of industries with a weighted average market cap of $90 million. We were net sellers during the first quarter when prices were rising and net buyers during the second quarter when prices were falling.

The Importance of Management Contact.
Some of you have asked whether speaking with a company's management is a requirement for our initiating or maintaining a position. In the world of small and micro-cap investing, getting to know management is a key part of our due diligence. We're in ongoing contact with the management of virtually every company we own. To get a sense of how and when we speak with management, let's look at our investment process:

1. **Idea generation**. Investment ideas come from a variety of sources including the daily new low list, quantitative screens, review of SEC filings, general and trade periodicals and discussions with corporate executives and like minded investors. Initially, the company must exhibit a strong balance sheet and a 5-10 year operating history.

2. **Grass roots due diligence**. Once we decide to pursue an idea, we subject it to rigorous qualitative and quantitative research. Basically, we're trying to learn as much as possible about the company and the industry in which it competes. This involves an assessment of management (intelligence, energy, integrity, experience, share ownership), the financials, growth prospects, competitive landscape, barriers to entry, bargaining power of customers and vendors and vulnerability to imports or other substitutes. This process involves a lot of reading, data base searches and talking on the phone. At its end, we'll hopefully have identified 4-6 "critical issues" which, addressed correctly, can help pinpoint a company's prospects.

3. **Discussions with management**. At this point, we'll attempt to speak with the firm's CEO or CFO to address the "critical issues". Realizing that we only have a limited time with them we want to get to the heart of the matter quickly. We've already done a good deal of preliminary work and have a good understanding of the basics. What we're attempting to do now is get inside their heads to determine or further understand their strategic, operating and financial priorities. Sometimes they're comfortable discussing these matters, sometimes not. Obviously, we don't want inside information which would severely limit our options. However, good securities analysis is often about obtaining intelligence no one else has. Sometimes that requires asking tough questions. But, if done diplomatically, you'd be surprised at the answers you get.

4. **Sanity check**. Assuming we like what management says, our final step is a sanity check to make sure we've covered all the bases. What are we missing? Are our facts, reasoning and logic correct? What about valuations? If the answers are satisfactory, we'll normally start buying shares. If not, we'll go back and attempt to "fill in the blanks" to arrive at a reasonable conclusion. Once we own shares, we'll stay in regular touch with management via quarterly earnings conference calls or more frequently if necessary.

By now you should have received your June 30 statement. The Fund celebrated its third anniversary on April1- a special thanks to all loyal shareholders. As always, if you have any questions about your account or the Fund, don't hesitate to call or write.

Thank you for your continued support and enthusiasm.

John E. Deysher
President and Portfolio Manager
212-508-4537

Pinnacle Value Fund
1414 Sixth Ave- 900
New York, NY 10019

TOP 10 POSITIONS	% net assets
1. MVC Capital- Business Development Company	6.0%
2. Conrad Ind.- Gulf of Mexico shipbuilding and repair	5.8
3. Cadus- Cash rich shell with substantial net operating loss carryforwards	3.0
4. WHX Corp.- Bankruptcy reorganization Handy & Harman	2.4
5. Utd. Capital- Net leases real estate, automotive components	2.4
6. Regency Affiliates- Real estate, aggregates, power generation	2.1
7. American Locker Gp.- Mailboxes & metal storage lockers	1.9
8. Aristotle Corp. Conv. Pfd.- Supplementary education materials	1.7
9. SCPIE Hldgs.- Medical malpractice insurer	1.5
10. New Horizons- IT training centers	1.5
Total	**28.3%**

YTD TOP 5 WINNERS (realized & unrealized gains)	
1. Conrad Industries	$601,300
2. MVC Capital	262,000
3. Utd. Retail	153,400
4. Utd. Capital	104,400
5. New Horizons	96,000
Total	**$1,217,100**

YTD TOP 5 SINNERS (realized & unrealized losses)	
1. Quaker Fabrics	$129,300
2. IWM, XLF Put contracts (hedge)	106,000
3. Brantley Capital Corp.	87,300
4. Delta Woodside	74,000
5. American Locker Group	57,000
Total	**$453,600**

SECURITY CLASSIFICATIONS	
Cash Equivalents	50.0%
Industrial Goods & Services	18.7
Conglomerates	8.8
Financial Services/ Insurance	7.3
Business Development Cos.	7.1
Consumer Goods & Services	5.0
Auction Market Pfds	1.9
Put Options	1.2
Total	**100.0%**

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Schedule of Investments
June 30, 2006 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Apparel/Footwear/Components
45,900	RG Barry*	59,025	231,525
200	Velcro Industries NV	2,449	2,792
		61,474	234,317	1.12%
Beverages & Food
9,400	American Italien Pasta*	63,309	80,464
13,700	Farmer Brothers	274,862	297,016
50,000	Pyramid Brewery *	92,773	134,000
		430,944	511,480	2.44%
Business Development Cos.
77,630	Brantley Capital Corp. *	256,308	170,786
8,300	BKF Capital Group, Inc.*	49,740	51,875
93,900	MVC Capital	837,204	1,262,016
		1,143,252	1,484,677	7.08%
Conglomerate
70,268	Argan, Inc. *	328,082	186,210
80,400	Regency Affiliates *	470,074	434,160
19,800	United Capital Corp.	420,350	524,700
54,922	WHX Corp. *	557,202	505,282
14,800	McRae Industries	164,692	185,000
		1,940,400	1,835,352	8.75%
Electric Housewares & Fans
2,200	National Presto Industries, Inc.	89,068	115,016	0.55%

Financial Services
394,110	Cadus Corp. *	630,768	622,694
88,500	Cosine Comm.*	214,095	234,525
60,000	Dynabazaar *	18,786	21,600
28,100	Kent Financial Services, Inc. *	60,245	64,630
67,869	LQ Corp. *	116,385	112,663
31,250	Novoste *	91,299	82,812
6,850	Webfinancial Corp. *	62,599	82,542
		1,194,177	1,221,466	5.82%

Furniture & Fixtures
13,900	Reconditioned Systems *	24,980	38,086	0.18%

Industrial Instruments For Measurement, Display, and Control
24,000	Electronic Sensors	102,276	106,560	0.51%

Insurance
13,700	SCPIE Holdings, Inc. *	119,201	318,525	1.52%

IT Services
400,000	New Horizons Worldwide Inc.*	224,000	320,000
19,100	Technology Solutions Company *	204,204	176,675
		428,204	496,675	2.37%
Healthcare Products/Equipment
21,600	Allied Healthcare Products, Inc. *	106,121	125,280	0.60%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	386,000	1.84%

Motor Vehicle Parts & Accessories
1,300	Safety Components International, Inc.*	17,784	17,888	0.09%

Optical Instruments & Lenses
28,500	Meade Instruments Corp.*	$ 78,768	$ 69,825
3,000	Refac Optical*	$ 14,856	$ 24,000
		93,624	93,825	0.45%
Patent Owners & Lessors
4,000	4 Kids Entertainment, Inc.*	64,160	64,840
68,500	Opti, Inc. *	101,770	226,050
		165,930	290,890	1.39%
Plastic Products
46,200	Peak International, Ltd. *	130,665	143,220	0.68%

Primary Smelting & Refining of Nonferrous Metals
1,000	Blue Earth Refineries *	1	1,250	0.01%

Ship & Boat Building & Repairing
353,722	Conrad Industries, Inc. *	621,134	1,238,027	5.90%

Real Estate Investment Trusts
30	USA Real Estate Investors Trust	14,490	17,100	0.08%

Textile Mill Products
229,480	Delta Woodside Industries, Inc. *	181,943	39,012
172,700	Quaker Fabric *	540,524	234,872
56,800	Unifi, Inc. *	131,283	164,720
		853,750	438,604	2.09%

Total for Common Stock		$ 7,997,024	$ 9,114,238	43.44%

Auction Market Preferreds
4	Aim Select Real Estate, Inc. Fund Pfd - W	100,000	100,000
4	Advent Claymore Conv. Sec. Inc. Fund Pfd - M7	100,000	100,000
4	Pioneer High Income Trust Pfd - M	100,000	100,000
4	Western Asset Premium Bond Fund Pfd - M	100,000	100,000

Total for Auction Market Preferred Stock		$ 400,000	$ 400,000	1.91%

Convertible Preferreds
26,200	Ameritrans Capital Corp. Pfd	304,905	299,990
44,254	Aristotle Corp. Convertible Pfd - I	347,475	362,883
21,320	Winthrop Realty Trust Pfd A	104,700	126,641

Total for Convertible Preferred Stock		$ 757,080	$ 789,514	3.76%

Put Contracts
24,000	Financial Select Sector Jan '08 *	120,960	76,800
11,500	Ishares Russell 2000 Index Jan '07 *	91,400	34,500
14,500	Ishares Russell 2000 Index Jan '08 *	217,225	143,550

Total for Put Contracts		$ 429,585	$ 254,850	1.21%

SHORT TERM INVESTMENTS
Money Market Fund
10,470,790	First American Government Obligation Fund Cl Y 5.12% **	10,470,790	10,470,790	49.91%

Total for Short Term Investments		$ 10,470,790	$ 10,470,790	49.91%

	Total Investments	$ 20,054,479	$ 21,029,392	100.24%

	Liabilities in Excess of Other Assets		(49,807)	-0.24%

	Net Assets		$ 20,979,585	100.00%

* Non-Income producing securities.
** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

Assets:
Investment Securities at Market Value	$ 21,029,392
(Identified Cost $ 20,054,479)
Receivables:
Dividends and Interest	56,065
Prepaid Expenses	12,258
Total Assets	21,097,715
Liabilities:
Payables:
Advisory Fee Payable	110,147
Accrued Expenses	7,983
Total Liabilities	118,130
Net Assets	$ 20,979,585
Net Assets Consist of:
Paid-In Capital	$ 18,380,392
Accumulated Undistributed Net Investment Income	178,504
Accumulated Realized Gain on Investments - Net	1,445,776
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	974,913
Net Assets	$ 20,979,585
Net Asset Value and Redemption Price
Per Share ($20,979,585/1,489,056 shares outstanding) , no par value, unlimited
shares authorized	$ 14.09

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2006 (Unaudited)

Investment Income:
Dividends	$ 59,803
Interest	239,197
Total Investment Income	299,000
Expenses: (Note 2)
Investment Advisor Fees	119,739
Transfer Agent & Fund Accounting Fees	12,397
Legal Fees	2,975
Audit Fees	4,959
Insurance Fees	4,215
Printing & Mailing Fees	992
Trustee Fees	1,984
Custodial Fees	1,785
Registration Fees	2,680
Miscellaneous Fees	595
Total Expenses	152,321
Reimbursed Expenses	(9,592)
Net Expenses	142,729

Net Investment Income	156,271

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	1,311,176
Change in Unrealized Depreciation on Investments	(34,519)
Net Realized and Unrealized Gain (Loss) on Investments	1,276,657

Net Increase in Net Assets from Operations	$ 1,432,928

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2006	12/31/2005
From Operations:
Net Investment Income	$ 156,271	$ 136,946
Net Realized Gain on Investments	1,311,176	732,848
Net Unrealized Appreciation (Depreciation)	(34,519)	198,633
Increase in Net Assets from Operations	1,432,928	1,068,427
From Distributions to Shareholders:
Net Investment Income	0	(114,713)
Net Realized Gain from Security Transactions	0	(899,591)
	0	(1,014,304)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,489,705	8,629,713
Shares issued in Reinvestment of Dividends	0	960,226
Cost of Shares Redeemed	(118,534)	(101,127)
Net Increase from Shareholder Activity	2,371,171	9,488,812

Net Increase in Net Assets	3,804,099	9,542,935

Net Assets at Beginning of Period	17,175,486	7,632,551
Net Assets at End of Period (a)	$ 20,979,585	$ 17,175,486

Share Transactions:
Issued	185,964	650,949
Reinvested	-	73,807
Redeemed	(8,625)	(7,535)
Net increase in shares	177,339	717,221
Shares outstanding beginning of period	1,311,717	594,496
Shares outstanding end of period	1,489,056	1,311,717

(a) Includes undistributed net investment income of $179,060 at June 30, 2006 and $22,233 at December 31, 2005.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	4/1/2003*
	Ended		Ended	Ended	to
	6/30/2006		12/31/2005	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 13.09		$ 12.84	$ 11.27	$ 10.00
Net Investment Income (Loss) **	0.04		0.15	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	0.96		0.94	2.23	1.46
Total from Investment Operations	1.00		1.09	2.21	1.37

Distributions from Net Investment Income	0.00		(0.10)	0.00	0.00
Distributions from Capital Gains	0.00		(0.74)	(0.64)	(0.10)
	0.00		(0.84)	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00		0.00	0.00	0.00

Net Asset Value -
End of Period	$ 14.09		$ 13.09	$ 12.84	$ 11.27

Total Return	7.64%		8.53%	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 20,980		$ 17,175	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.59%	(b)	1.90%	2.17%	4.00%
Ratio of Net Income (Loss) to Average Net Assets	1.53%	(b)	0.68%	(0.54)%	(3.38)%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	(b)	1.49%	1.79%	1.78%
Ratio of Net Income (Loss) to Average Net Assets	1.63%	(b)	1.10%	(0.16)%	(1.16)%

Portfolio Turnover Rate	40.59%	(b)	28.00%	71.66%	68.44%

* Commencement of operations.
** Per share net investment Income (loss) has been determined on the basis of average number of shares outstanding during the period.
(a) Less than $0.01 per share
(b) Annualized

Notes to Financial Statements

June 30, 2006 (UNAUDITED)

1.)   ORGANIZATION:

Pinnacle Value Fund ("Fund") is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 ("Trust"). The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights.

The Fund's investment objective is long term capital appreciation with income as a secondary objective.

2.)   Significant Accounting Policies

Security Valuation:

The Fund will primarily invest in equities and convertible securities.  The investments in securities are carried at market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:

Federal income taxes.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders.

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  The Fund account and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

The Fund imposes a redemption fee of 1.00% on shares that are redeemed within one year of purchase. The charge is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption.  The redemption fee is deducted from the proceeds otherwise payable to the shareholder. For the six months ended June 30, 2006, $555 of redemption fees were returned to the Fund through shareholder redemptions.

3.)   Investment Advisory Agreement

The Fund has entered into an investment advisory agreement with Bertolet Capital LLC (the Adviser).  Under the Agreement, the Adviser receives a fee equal to the annual rate of 1.25% of the Fund's average daily net assets.  For the six months ended June 30, 2006, the Adviser earned $119,739 in Advisor fees of which the Adviser waived $9,592 of its fee.  As of June 30, 2006 the Fund owed the Adviser a net fee of $110,147. An officer and trustee of the Fund is also an officer and trustee of the Adviser.

The Advisory Agreement also provides for an expense reimbursement from the Adviser, if the Fund's total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% of the Fund's average daily net assets through June 30, 2006.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At June 30, 2006, the cumulative unreimbursed amount paid/or waived by the Advisor on behalf of the Fund is $128,638.  The Adviser may recapture $44,571 no later than December 31, 2006, $22,883 no later than December 31, 2007, $51,592 no later than December 31, 2008, and $9,592 no later than December 31, 2009.

4.)   Purchases and Sales of Securities

For the six months ended June 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,103,104 and $1,775,672 respectively.

5.)   FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of was sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the year ended December 31, 2005 is as follows:

2005
Net Investment Income	$ 114,713
Short Term Capital Gain	$ 470,927
Long Term Capital Gain	$ 428,664

The Fund did not pay any distributions for the six months ended June 30, 2006.

As of June 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $20,054,479

Gross tax unrealized appreciation                                                                       $2,089,615

Gross tax unrealized depreciation                                                                       (1,114,702)

Net tax unrealized appreciation                                                                                974,913

Undistributed ordinary income                                                                                178,504

Accumulated realized gain on investments net                                                  $1,311,176

Accumulated Earnings                                                                                        $2,464,593

    PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2005, are available without charge upon request by (1) by calling the Fund at 1-877-369-3705 or visiting our website at www.pinnaclevaluefund.com and on the SEC's website at www.sec.gov

.

    QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund's first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund's first Form N-Q was filed with the SEC on November 29, 2004. The Fund's Forms N-Q are available on the SEC's website at http://sec.gov/, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (51)	Trustee	Unlimited	President, Secretary, Treasurer since 2003	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Asso. (1990 - 2002)

Independent Trustees
Edward P. Breau, CFA (73)	Trustee	Unlimited	Private Investor since 1997	None
Since Inception

Richard M. Connelly (50)	Trustee	Unlimited	General Counsel since 1999	None
		Since Inception	JG Wentworth (finance)

James W. Denney (41)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Mgmt. since 1999	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8869 Brecksville Rd-C, Brecksville OH 44141

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker, 1818 Market St, Suite 2400, Philadelphia PA 19103

Expense Example

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2006	June 30, 2006	January 1,2006 to June 30, 2006

Actual	$1,000.00	$1,076.39	$7.67
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 6, 2006